Exhibit 32.1

Certification of CEO Pursuant To

18 U.S.C. Section 1350,

As Adopted Pursuant To

Section 906 Of The Sarbanes-Oxley Act Of 2002

In connection with the Quarterly Report of Pentair, Inc. (the “Company”) on Form 10-Q for the period ended October 1, 2011 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Randall J. Hogan, Chairman and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that based on my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

Date: October 26, 2011	/s/ Randall J. Hogan
Randall J. Hogan
Chairman and Chief Executive Officer

47